FIXED INCOME FUNDS

PROSPECTUS SUPPLEMENT

NORTHERN FUNDS

FIXED INCOME FUNDS

SUPPLEMENT DATED OCTOBER 1, 2013 TO

PROSPECTUS DATED JULY 31, 2013

The information under the section entitled “FUND SUMMARIES — Tax-Advantaged Ultra-Short Fixed Income Fund — Fees and Expenses of the Fund” on page 26 of the Prospectus is amended and restated as follows to eliminate the redemption fee of 1.00%, effective October 1, 2013:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Other Expenses	0.28%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.03%
Total Annual Fund Operating Expenses	0.43%
Expense Reimbursement(1)	(0.18)%
Total Annual Fund Operating Expenses After Expense Reimbursement	0.25%

(1)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

The information under the section entitled “FUND SUMMARIES — Ultra-Short Fixed Income Fund — Fees and Expenses of the Fund” on page 30 of the Prospectus is amended and restated as follows to eliminate the redemption fee of 1.00%, effective October 1, 2013:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)
None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.15%
Other Expenses	0.30%
Administration Fees	0.15%
Transfer Agency Fees	0.10%
Other Operating Expenses	0.05%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses(1)	0.46%
Expense Reimbursement(2)	(0.20)%
Total Annual Fund Operating Expenses After Expense Reimbursement(1)	0.26%

(1)

The Total Annual Fund Operating Expenses and Total Annual Fund Operating Expenses After Expense Reimbursement will not correlate to the Fund’s ratios of average net assets to (1) expenses before reimbursements and credits and (2) expenses net of reimbursements and credits, respectively, included in the Fund’s Financial Highlights in the Fund’s complete Prospectus, which do not reflect indirect expenses, such as Acquired Fund Fees and Expenses.

(2)

Northern Trust Investments, Inc. has contractually agreed to reimburse a portion of the operating expenses of the Fund (other than acquired fund fees and expenses; a portion of the compensation paid to each Trustee who is not an officer, director or employee of Northern Trust Corporation or its subsidiaries; expenses related to third-party consultants engaged by the Board of Trustees of the Trust; membership dues paid to the Investment Company Institute and Mutual Fund Directors Forum; and extraordinary expenses and interest, if any) to the extent the “Total Annual Fund Operating Expenses” exceed 0.25%. This contractual limitation may not be terminated before July 31, 2014 without the approval of the Board of Trustees. Northern Trust Investments, Inc. serves as the investment adviser and administrator to the Fund. The Northern Trust Company, an affiliate of Northern Trust Investments, Inc., serves as transfer agent, custodian and sub-administrator to the Fund.

NORTHERN FUNDS PROSPECTUS

FIXED INCOME FUNDS

PROSPECTUS SUPPLEMENT

The following replaces the section under “PURCHASING AND SELLING SHARES — Selling Shares — Redeeming and Exchanging Through Northern Trust and Other Institutions” on page 50 of the Prospectus:

If you purchased your shares through an account at Northern Trust or through another financial institution, you may redeem or exchange your shares according to the instructions pertaining to that account.

■

Although the Trust imposes no charges when you redeem shares of a Fund (other than the 2.00% redemption fee charged for shares of the High Yield Fixed Income Fund held for less than 30 days), when shares are purchased through an account at Northern Trust or through other financial institutions, a fee may be charged by those institutions for providing services in connection with your account.

■	Contact your account representative at Northern Trust or at another financial institution for more information about redemptions or exchanges.

The following replaces the first paragraph under “ACCOUNT POLICIES AND OTHER INFORMATION — Redemption Fees” on page 52 of the Prospectus:

REDEMPTION FEES. The High Yield Fixed Income Fund charges a 2.00% redemption fee on the redemption of shares (including by exchange) held for 30 days or less. For the purpose of applying the fee, the Fund uses a first-in, first-out (“FIFO”) method so that shares held longest are treated as being redeemed first and shares held shortest are treated as being redeemed last. The redemption fee is paid to the Fund from which the redemption is made, and is intended to offset the trading, market impact and other costs associated with short-term money movements in and out of the Fund. The redemption fee may be collected by deduction from the redemption proceeds or, if assessed after the redemption transaction, through a separate billing.

The following replaces the third paragraph under “ACCOUNT POLICIES AND OTHER INFORMATION — Policies and Procedures on Excessive Trading Practices” beginning on page 53 of the Prospectus:

In addition, the High Yield Fixed Income Fund imposes a redemption fee on redemptions made within 30 calendar days of purchase subject to certain exceptions. For further information, please see “Redemption Fees” on page 52. As described below and in “Redemption Fees” it should be noted that the Trust’s ability to monitor and limit the trading activity of shareholders investing in a Fund through an omnibus account of a financial intermediary may be significantly limited or absent where the intermediary maintains the underlying shareholder accounts.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-595-9111 northernfunds.com	FIX SPT (10/13)

NORTHERN FUNDS PROSPECTUS

STATEMENT OF ADDITIONAL INFORMATION SUPPLEMENT NORTHERN FUNDS

SUPPLEMENT DATED OCTOBER 1, 2013 TO

STATEMENT OF ADDITIONAL INFORMATION (“SAI”) DATED JULY 31, 2013

The following replaces the paragraph under “ADDITIONAL INVESTMENT INFORMATION – Redemption Fees and Requirements” on page 107 of the SAI:

REDEMPTION FEES AND REQUIREMENTS

Shares of the Funds are sold and generally redeemed without any purchase or redemption charge imposed by the Trust. However, as described in the Prospectuses, for the High Yield Fixed Income Fund and International Equity Fund there will be a 2.00% redemption fee (including redemption by exchange) on shares of the Fund exchanged within 30 days of purchase.